Exhibit A
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                         Form 4 Joint Filer Information
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Name:                              nCryptone S.A.

Address:                           150, rue Gallieni
                                   92641 Boulogne Cedex, France

Designated Filer:                  Prosodie S.A.

Issuer & Ticker or
Trading Symbol                     Innovative Card Technologies, Inc. (INVC.OB)

Date of Earliest
Transaction Required
to be Reported                     October 9, 2007

Signature                          /s/ Andre Saint-Mleux
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                                   Andre Saint-Mleux,
                                   Chairman and Chief Executive Officer